FORWARD-LOOKING STATEMENT Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes that affect our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with the financial covenants of our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary and permanent employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make; and 10) other risks described in our most recent filings with the Securities and Exchange Commission. Use of estimates and forecasts: Any references made to 2015 are based on management guidance issued Feb. 5, 2015, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the Securities Exchange Commission. Financial Comparisons All comparisons are to prior year periods unless stated otherwise. Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 2

Q4 2014 HIGHLIGHTS • Revenue and Adjusted EBITDA* growth of more than 50% • Stable revenue trends in legacy staffing business • Strong performance from newly acquired service lines • Income tax benefit of $7M; primarily due to WOTC, net of fees 3 Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 * See Appendix for the definition of this non-GAAP financial term.

Q4 2014 HIGHLIGHTS • 55% revenue growth from acquisitions • 1% organic revenue decline • 6.3% Adjusted EBITDA, excluding WOTC processing fees Revenue Adjusted EBITDA Adjusted EBITDA Margin Adjusted Earnings Per Share* $ 691 $ 42 6.1% $ 0.52 Q4 2014 CHANGE 4 * See Appendix for the definition of this non-GAAP financial term. 54% 53% Flat 52% Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 Amounts in millions, except for earnings per share.

Q4 2014 GROSS MARGIN AND ADJUSTED EBITDA MARGIN BRIDGES GROSS MARGIN ADJUSTED EBITDA MARGIN 5 Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 26.8% (3.9%) 22.9% Q4 2013 Q4 2014Seaton Acquisition Q4 2013 6.1% 6.1% (0.2%) 0.1% 0.1% Q4 2014Seasonal Impact from Seaton Acquisition Legacy TrueBlue Improvement WOTC Processing Fees

Q4 2014 SG&A BRIDGE 6 $0 $50 $100 $150 Q4 2013 Acquired Operations - Seaton WOTC Proccessing Fees Variable and Other Costs Q4 2014 $94M $117M $1M $23M ($1M) Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 Amounts in millions.

Q4 2014 HIGHLIGHTS – Legacy TrueBlue Amounts in millions. • 3% revenue growth, excluding decline in green energy • Stable green energy revenue run rate • Costs flat with prior year • 6.3% Adjusted EBITDA, excluding WOTC processing fees Revenue Adjusted EBITDA Adjusted EBITDA Margin $ 445 $ 27 6.0% Q4 2014 CHANGE 7 (1%) (3%) (10 bps) Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015

Q4 2014 HIGHLIGHTS – Seaton Amounts in millions. • Strong results; meeting all performance expectations • All customers and senior management retained • Record Q4 results for on-premise staffing business • Strong RPO new customer pipeline Revenue Adjusted EBITDA Adjusted EBITDA Margin $ 246 $ 15 6.3% Q4 2014 8 Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015

2014 HIGHLIGHTS • Customer-focused changes made to legacy TrueBlue field management organization – Area management responsibilities now include multiple service lines – Encourages use of the optimal service line(s) • Recruiting technology and branch consolidations increase efficiencies • Seaton acquisition adds growth opportunities and shareholder value – Expands talent and workforce solution offerings – On-premise staffing increases specialization and scale in core business – High-growth RPO service offers opportunities for global expansion – RPO and legacy TBI service lines provide revenue synergy opportunities – Use of excess cash and low-cost debt enhances return on equity 9 Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015

2014 HIGHLIGHTS Amounts in millions, except for earnings per share. • 2% organic revenue growth • 4% organic revenue growth, excluding headwinds from energy projects • Fifth consecutive year of expanding Adjusted EBITDA margins FISCAL 2014 CHANGE Revenue Adjusted EBITDA Adjusted EBITDA Margin Adjusted Earnings Per Share $ 2,174 $ 116 5.4% $ 1.45 10 30% 33% 20 bps 35% Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015

2014 GROSS MARGIN AND ADJUSTED EBITDA MARGIN BRIDGES 11 GROSS MARGIN ADJUSTED EBITDA MARGIN Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 26.5% (1.8%) (0.2%) +0.2% 24.7% 2013 2014Seaton Acquisition TWC Acquisition Pricing & Other 2013 5.2% 5.4% 0.1% 0.1% 2014Impact from Seaton Acquisition Legacy TrueBlue Improvement

Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 2014 SG&A BRIDGE 12 $0 $100 $200 $300 $400 $500 2013 Acquired Operations - Seaton Acquired Operations - MDT & TWC WOTC Processing Fees Non- Recurring Acquisition Costs Variable and Other Costs 2014 $362M $426M $44M ($2M) $8M $11M $3M Amounts in millions.

$73 $74 $101 $128 $130 $137 $20 $30 2012 2013 2014 Jan. 2015 Cash Borrowing Availability -$130 -$107 $182 $97 2012 2013 2014 Jan. 2015 Total Debt Net Debt DEBT AND LIQUIDITY HIGHLIGHTS No Debt $30 $202 Total Debt Liquidity $121 $211 $203 Debt to Total Capital In millions. In millions. Certain amounts may not sum or recalculate due to rounding. $127 $158 0% 7% 30% 21% 2012 2013 2014 Jan. 2015

Amounts in millions except per share data. Q1 2015 EXPECTATIONS 15 Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 Total Revenue Total growth Excluding green energy Adjusted EBITDA Adjusted EPS Non-recurring Integration Costs Intangible Asset Amortization Legacy TrueBlue $ 397 - $407 2% 4% $ 7.5 - $9.0 Seaton $ 159 - $163 N/A $ 5.5 - $7.0 Consolidated $ 556 - $570 42% $ 13.0 - $16.0 $ 0.10 - $0.15 $ 1.0 $ 5.0

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation, and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Adjusted net income per diluted share is a non-GAAP financial measure which excludes non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions net of tax, amortization of intangibles of acquired businesses net of tax and adjusts income taxes to a marginal rate of 40 percent, which is used by management in evaluating performance and communicating comparable results. Adjusted net income per diluted share should not be considered measures of financial performance in isolation or as an alternative to net income per diluted share in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Non-recurring acquisition costs for the current quarter and year include the acquisition of Seaton, which was completed on June 30, 2014, the first business day of our third quarter of fiscal 2014. The non-recurring acquisition costs for the prior year related to the acquisition of TWC, which was completed on Oct. 1, 2013, and MDT, which was completed Feb. 4, 2013. The integration of MDT was completed during the third quarter of fiscal 2013 and TWC was completed during the fourth quarter of fiscal 2013. See “Financial Information” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to GAAP financial results. Q4 and Year-End 2014 Earnings Results | Feb. 5, 2015 NON-GAAP TERMS AND DEFINITIONS